                                                                  Exhibit 10.7


                                SIXTH AMENDMENT
                                ---------------


                  SIXTH AMENDMENT (this "Amendment"), dated as of May 15, 2001, among TOWN SPORTS INTERNATIONAL, INC., a New York corporation (the "Borrower"), the various lending institutions party to the Credit Agreement referred to below (the "Banks"), and BANKERS TRUST COMPANY, as administrative agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                             W I T N E S S E T H :
                             -------------------


                  WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of October 16, 1997 (as amended, modified or supplemented through, but not including, the date hereof, the "Credit Agreement");

                  WHEREAS, the current Maturity Date is October 15, 2002 and the parties hereto wish to amend the Credit Agreement to extend such Maturity Date to July 15, 2004 as provided herein; and

                  WHEREAS, the Borrower also has requested certain other amendments to the Credit Agreement as provided herein;

                  NOW, THEREFORE, it is agreed that as of the Sixth Amendment Effective Date (as defined below):

                  1. Section 3.03(c) of the Credit Agreement is hereby amended by inserting the following new parenthetical immediately after the amount "$4,000,000" appearing therein:

                  "(or $5,000,000 in the case of the Borrower's fiscal year ending December 31, 2001, buy only in the event that the Borrower closes the sale of Town Sports A.G. prior to December 31, 2001)".

                  2. Section 8.02(e) of the Credit Agreement is hereby amended by inserting the following new parenthetical immediately after the text "fiscal year of the Borrower" appearing in clause (x) of the first proviso thereof:

                  "(or $5,000,000 in the case of the Borrower's fiscal year ending December 31, 2001, but only in the event that the Borrower closes the sale of Town Sports A.G. prior to December 31, 2001)".

                  3. Sections 8.09 and 8.10 of the Credit Agreement are hereby deleted in their entirety and the following new Sections 8.09 and 8.10 are inserted in lieu thereof:

                  "8.09 NET INTEREST COVERAGE RATIO. The Borrower will not permit the Net Interest Coverage Ratio for any Test Period ending after March 31, 2001 to be less than 3.00:1.00.

                  8.10 NET LEVERAGE RATIO. The Borrower will not permit the Net Leverage Ratio on the last day of any calendar month which day occurs during a period set forth below to be greater than the ratio set forth opposite such period below:

                  PERIOD                                              RATIO
                  ------                                              -----
                  April 30, 2001 through and including              3.50:1.00
                  December 31, 2001

                  January 31, 2002 through and including            3.00:1.00
                  December 31, 2002

                  January 31, 2003 through and including            2.75:1.00".
                  August 31, 2004

                  4. The definition of "Maturity Date" appearing in Section 10 of the Credit Agreement is hereby amended by deleting the date "October 15, 2002" appearing therein and inserting the date "July 15, 2004" in lieu thereof.

                  5. From and after the sale of Town Sports A.G. as permitted by the Credit Agreement (as amended hereby), the Borrower may no longer incur any additional Swiss Franc Revolving Loans.

                  6. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that on the Sixth Amendment Effective Date, both before and after giving effect to this Amendment, (x) no Default or Event of Default shall exist and (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects, with the same effect as though such representations and warranties had been made on and as of the Sixth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                  7. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

                  9. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  10. This Amendment shall become effective on the date (the "Sixth Amendment Effective Date") when (i) the Borrower and each of the Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent and (ii) the Borrower shall have paid to the Administrative Agent for the account of each Bank a structuring fee relating to the extension of the Maturity Date equal to 3/4 of 1% of the Commitment of each such Bank as in effect on the Sixth Amendment Effective Date.



                                    * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                     TOWN SPORTS INTERNATIONAL, INC.


                                     By:      /s/ Richard G. Pyle
                                              ----------------------------------
                                              Name: Richard G. Pyle
                                              Title: Chief Financial Officer

                                     BANKERS TRUST COMPANY,
                                              Individually and as
                                              Administrative Agent

                                     By:      /s/ June C. George
                                              ----------------------------------
                                              Name: June C. George
                                              Title: Director

                                     BANK OF SCOTLAND


                                     By:      /s/ Joseph Fratus
                                              ----------------------------------
                                              Name: Joseph Fratus
                                              Title: Vice President